GUARANTY

      This GUARANTY (this "Guaranty"), dated as of March 31, 1999, is made by AQUIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Guarantor"), for the benefit of FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as agent ("Agent") for the financial institutions (the "Lenders") from time to time parties to the Loan Agreement described below.

                             Preliminary Statement:

      A. Aquis Communications, Inc., a Delaware corporation formerly known as BAP Acquisition Corporation ("Borrower"), Agent and Lenders have entered into a Loan Agreement dated December 31, 1998 (the "Original Loan Agreement"), as amended by a First Amendment to Loan Instruments of even date herewith (the "First Amendment") among Borrower, Agent and Lenders (the Original Loan Agreement, as amended by the First Amendment and as the same may be further amended, supplemented, modified or restated from time to time, hereinafter is referred to as the "Loan Agreement") pursuant and subject to the terms and conditions of which Lenders have agreed to make loans and other financial accommodations to Borrower.

      B. Guarantor is the owner of all of the issued and outstanding capital stock of Borrower. Accordingly, Guarantor has a direct financial interest in inducing Lenders to enter into the Loan Agreement.

      C. One of the conditions precedent to the consent of Lenders to the Paging Partners Merger (as defined in the Loan Agreement) and the obligation of Lenders to disburse the Merger Portion (as defined in the Loan Agreement) is the execution and delivery by Guarantor of this Guaranty.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

      1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

      2. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Agent and Lenders the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of Borrower's Obligations. Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against Borrower or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling Guarantor for payment.

      3. Continuing Guaranty. Guarantor agrees that Guarantor's Obligations shall be primary obligations of Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Agent, any Lender, Borrower or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged, limited or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including, without limitation:

            (a) any lack of validity or enforceability of any of the Loan Instruments;

            (b) any termination, restatement, amendment, modification or other change in any of the Loan Instruments;

            (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

            (d) any failure, omission or delay on the part of Borrower, Agent or any Lender to conform or comply with any term of any of the Loan Instruments or any failure of Agent or any Lender to give notice of any Incipient Default or any Event of Default;

            (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Instruments;

            (f) any action or inaction by Agent or any Lender under or in respect of any of the Loan Instruments, any failure, lack of diligence, omission or delay on the part of Agent or any Lender to enforce, assert or exercise any right, power or remedy conferred on Agent or any Lender in any of the Loan Instruments, or any other action or inaction on the part of Agent or any Lender;

            (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Guarantor, Borrower or any other Person or any of their respective Property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

            (h) any merger or consolidation of Guarantor, Borrower or any other Person into or with any Person, or any sale, lease or transfer of any of the assets of Guarantor, Borrower or any other person to any other Person;

            (i) any change in the ownership of any of the equity interests of Borrower or any change in the relationship between Guarantor and Borrower, or any termination of any such relationship;

            (j) any release or discharge by operation of law of Guarantor or Borrower from any obligation or agreement contained in any of the Loan Instruments;

            (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might


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

      constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Guarantor or Borrower.

      4. Waivers. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Instruments and notice of any Incipient Default, any Event of Default or any failure on the part of Guarantor or Borrower to perform or comply with any covenant, agreement, term or condition of any of the Loan Instruments, (iii) any right to the enforcement, assertion or exercise against Guarantor or Borrower of any right or remedy conferred under any of the Loan Instruments, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Instruments, (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Agent or any Lender under any of the Loan Instruments, and (vii) any rights of Guarantor pursuant to Sections 12-1641 and 12-1643 of the Arizona Civil Code or Rule 17(f) of the Arizona Rules of Civil Procedure.

      5. Subordination. Guarantor agrees that any and all present and future debts and obligations of Borrower to Guarantor hereby are subordinated to the claims of Agent and Lenders and hereby are assigned by Guarantor to Agent, for the benefit of Lenders, as security for the payment and performance of Borrower's Obligations.

      6. Reinstatement. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of Borrower's Obligations is rescinded or otherwise must be restored or returned by any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Borrower or for any other reason, all as though such payment had not been made.

      7. Representations and Warranties.

            7.1 Existence and Power. Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware. Guarantor is in good standing under the laws of each other jurisdiction in which the failure to be in good standing could have a Material Adverse Effect. Guarantor has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted following the Paging Partners Merger Closing Date.

            7.2 Authority. Guarantor has full power and authority to enter into, execute, deliver and carry out the terms of the Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by its articles of incorporation or by-laws.

            7.3 Binding Agreements. This Guaranty and the other Loan Instruments to which Guarantor is a party, when executed and delivered, will constitute the valid and legally binding obligations of Guarantor to the extent Guarantor is a party thereto, enforceable


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

      against Guarantor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

            7.4 Business and Property of Guarantor. Guarantor does not engage and does not propose to engage in any business or activity other than (i) the ownership of all of the issued and outstanding capital stock of Borrower and (ii) providing to Borrower the benefit of certain operating agreements and leases to which Guarantor is a party, all of which operating agreements and leases are described in Exhibit 5.5.3 and Exhibit 5.5.5, respectively, of the Loan Agreement. Each such operating agreement and lease is in full force and effect, there has been no default in the performance of any of its terms or conditions by Guarantor or, to the best knowledge of Guarantor, any other party thereto, and, to the best knowledge of Guarantor, no claims of default have been asserted with respect thereto. Guarantor does not own any real estate. Guarantor has no subsidiaries other than Borrower.

            7.5 Title to Property; Liens. Guarantor has (i) good title to all of its Property except the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate. All of such Property is free and clear of all Liens, except Permitted Liens. Upon the proper filing with the appropriate Governmental Bodies of appropriate Uniform Commercial Code financing statements, the applicable Loan Instruments will create valid and perfected first Liens in the Property described therein, subject in priority only to Permitted Prior Liens.

            7.6 Litigation. There are no action, suits, arbitration proceedings or claims pending or, to the best knowledge of Guarantor, threatened against Guarantor or maintained by Guarantor at law or in equity or before any Governmental Body which if adversely determined could reasonably be expected to have a Material Adverse Effect.

            7.7 Defaults in Other Agreements; Consents; Conflicting Agreements. Guarantor is not in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default could have a Material Adverse Effect. No material authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by Guarantor of any of the Instruments to which Guarantor is a party or (ii) as a condition to the validity or enforceability of any of the Instruments to which Guarantor is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for (A) certain filings to establish and perfect the Security Interests and (B) filing of certain of the Loan Instruments with the FCC. No provision of any mortgage, indenture, material contract, material agreement, statute, rule, regulation, judgment, decree or order binding on Guarantor or affecting its Property conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Instruments or affect the validity or priority of the Security Interests. The execution, delivery and performance of the terms of the Instruments will not constitute a


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

      default under, or result in the creation or imposition of, or obligation to create, any Lien other than Permitted Liens upon the Property of Guarantor pursuant to the terms of any such mortgage, indenture, contract or agreement.

            7.8 Taxes. Guarantor has filed all tax returns required to be filed, and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against it, except such taxes or assessments as are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves have been set aside in accordance with GAAP, and no tax liens have been filed and, to the best knowledge of Guarantor, no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of Guarantor and are not so reflected therein. The charges, accruals and reserves on the books of Guarantor with respect to all federal, state, local and other taxes are considered by the management of Guarantor to be adequate, and Guarantor does not know of any unpaid assessment which is or might be due and payable by Guarantor or create a Lien against any of Guarantor's Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. None of the tax returns of Guarantor are under audit and Guarantor is not the subject or target of any investigation by the Internal Revenue Service.

            7.9 Compliance with Applicable Laws. Guarantor is not in default in respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default could have a Material Adverse Effect. Guarantor is in compliance in all material respects with all applicable statutes and regulations, including, without limitation, the Communications Act, all Environmental Laws, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, of all Governmental Bodies, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. No material condemnation, eminent domain or expropriation has been commenced or, to the best knowledge of Guarantor, threatened against Guarantor's Property.

            7.10 FCC Matters. Guarantor (i) has duly and timely filed all reports and other filings which are required to be filed by Guarantor under the Communications Act and any other applicable law, rule or regulation of any Governmental Body, the non-filing of which could have a Material Adverse Effect, and (ii) is in compliance with the Communications Act and all such laws, rules and regulations, the noncompliance with which could have a Material Adverse Effect. All information provided by or on behalf of Guarantor in any material filing with the FCC was at the time of filing true, complete and correct in all material respects, and the FCC has been notified of any substantial or significant changes in such information as required in accordance with the Communications Act and all other applicable laws, rules and regulations.

            7.11 Environmental Matters. Guarantor is in compliance in all material respects with all applicable Environmental Laws and no portion of any of Real Estate or the Leasehold Property has been used as a land fill. To the best knowledge of Guarantor, there currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or


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

      deposited over, beneath, in or on (or used in the construction and/or renovation of) the Real Estate or Leasehold Property in violation of applicable Environmental Laws.

            7.12 Other Indebtedness. There is no Indebtedness for Borrowed Money owed by Guarantor to any Person, except Guarantor's Obligations.

            7.13 No Misrepresentation. Neither this Guaranty nor any other Loan Instrument, certificate, information or report furnished or to be furnished by or on behalf of Guarantor to Agent or any Lender in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to Guarantor after diligent inquiry, that could have a Material Adverse Effect that has not expressly been disclosed to Agent in writing.

            7.14 Burdensome Obligations. After giving effect to the transactions contemplated by the Instruments (i) Guarantor (A) will not be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) Guarantor (A) owns and will own Property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. Guarantor does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

            7.15 Insurance. No notice of cancellation has been received with respect to any insurance policies required pursuant to Section 8.5 and Guarantor is in material compliance with all conditions contained in such policies.

            7.16 Year 2000 Problem. Guarantor has taken all action necessary to assure that there will be no Material Adverse Effect by reason of the advent of the year 2000, including without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

      8. Affirmative Covenants. Until all of Borrower's Obligations and Guarantor's Obligations are paid and performed in full, Guarantor agrees that it will:

            8.1 Legal Existence; Good Standing. Maintain its existence and its good standing in Delaware and maintain its qualification in each other jurisdiction in which the failure so to qualify could have a Material Adverse Effect.


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

            8.2 Inspection. Permit representatives of Agent and Lenders, upon reasonable prior notice and during normal business hours if no Event of Default or Incipient Default exists and is continuing, or without notice at any time if an Event of Default or Incipient Default exists and is continuing, to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by Guarantor, are hereby irrevocably authorized by Guarantor to fully discuss and disclose all such affairs with Agent and Lenders.

            8.3 Reports to Governmental Bodies and Other Persons. Timely file all material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of the business of Guarantor, including, but not limited to, such of the Loan Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person, except where the failure to file could not reasonably be expected to have a Material Adverse Effect.

            8.4 Maintenance of Leases and Operating Agreements. Maintain in full force and effect at all times (subject to any modification in the ordinary of business which could not reasonably be expected to have a Material Adverse Effect), and apply in a timely manner for renewal of, all the leases and the agreement set forth on Exhibit A hereto, the loss of any of which could have a Material Adverse Effect.

            8.5 Insurance.

                  8.5.1 Maintenance of Insurance. Maintain in full force and effect Business Insurance as required by the insurance letter agreement between Borrower and Agent attached to the Loan Agreement as Exhibit 6.6.1, all of which shall be written by insurers and in amounts and forms satisfactory to Agent and otherwise comply with the terms of such insurance letter agreement, and deliver to Agent such evidence of compliance with this subsection 8.5.1 as Agent may require.

                  8.5.2 Claims and Proceeds. Guarantor hereby directs all
            insurers under all policies of Business Insurance to pay all proceeds payable thereunder directly to Agent and Guarantor hereby authorizes Agent to collect all such proceeds. Guarantor irrevocably appoints Agent (and all officers, employees or agents designated by Agent) as Guarantor's true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Guarantor acknowledges that such appointment as attorney and agent in fact is a power coupled with an interest, and therefore is irrevocable. The insurance proceeds received on account of any loss, damage, destruction or other casualty (i) if any Event of Default exists and


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

            is continuing or if the aggregate amount thereof exceeds $200,000, at the option of Agent may be applied to the payment of Guarantor's Obligations in the following order of priority: (A) first, to the payment of any and all sums which then are due and payable pursuant to the terms of the Loan Instruments, other than the Principal Balance and interest accrued thereon, (B) next, to accrued and unpaid interest on the Principal Balance and (C) then, to the Principal Balance of the Loan in the inverse order of the maturity of the installments thereof, or (ii) at the option of Agent may be (or if no Event of Default exists and is continuing and the aggregate amount thereof is $200,000 or less, shall be), held by Agent and applied to pay for the cost of repair or replacement of the Property which was the subject of such loss, damage, destruction or other casualty, in which event such proceeds shall be made available in the manner and under such conditions as Agent may require. In the event such proceeds are to be applied to the repair or replacement of Property, the Property shall be repaired or replaced so as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty within 90 days after receipt of such proceeds.

            8.6 Environmental Matters. At all times comply with, and be responsible for, its material obligations under all Environmental Laws applicable to the Leasehold Property and any other Property owned by Guarantor or used by Guarantor. At its sole cost and expense, Guarantor shall (i) comply in all respects with (A) any notice of any violation or administrative or judicial complaint or order having been filed against Guarantor, any portion of any Leasehold Property or any other Property owned by Guarantor or used by Guarantor in the operation of its business alleging violations of any law, ordinance and/or regulation requiring Guarantor to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, and (B) any notice from any Governmental Body or any other Person alleging that Guarantor is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided
      (A) reserves in an amount reasonably satisfactory to Agent to pay the costs associated with complying with any such notice are established by Guarantor and (B) no Lien would or will attach to the Property which is the subject of any such notice as a result of any compliance by Guarantor which is delayed during any such contest. Promptly upon receipt of any notice described in the foregoing clause (i), Guarantor shall deliver to Agent a copy thereof.

            8.7 Compliance with Laws. Comply with the Communications Act and all other federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Guarantor and its operations, the failure to comply with which could have a Material Adverse Effect.

            8.8 Taxes and Claims. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of Guarantor, provided that Guarantor shall not be required by this Section
      8.8 to pay any such amount if the same is being contested diligently and in good faith by appropriate


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

      proceedings and as to which Guarantor has set aside reserves on its books reasonably satisfactory to Agent.

            8.9 Governmental Approvals. Upon the exercise by Agent and/or Lenders of any power, right or privilege pursuant to the provisions of any of the Loan Instruments after the occurrence and during the continuance of any Event of Default requiring any consent, approval or authorization of any Governmental Body (including, without limitation, transfers of Licenses), promptly execute and cause the execution of all applications, certificates, instruments and other documents that Agent and/or Lenders may be required to obtain for such consent, approval or authorization.

            8.10 Year 2000 Problem. Take all action reasonably necessary to assure that there will be no Material Adverse Effect by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities of Guarantor effectively recognize and process dates after April 1, 1999; and, at Agent's request, provide to Agent assurance reasonably acceptable to Agent that Guarantor's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

      9. Negative Covenants. Until Guarantor's Obligations and Guarantor's Obligations are paid and performed in full, except to the extent permitted under the Loan Agreement, Guarantor shall not:

            9.1 Borrowing. Create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money except Guarantor's Obligations and the obligations of Guarantor under that certain Guaranty (Equipment Lease) of even date herewith in favor of FINOVA.

            9.2 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

            9.3 Merger and Acquisition. Consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests or Property of any Person.

            9.4 Contingent Liabilities. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except liabilities arising from the endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business.

            9.5 Restricted Payments. Make any dividends, distributions or other shareholder expenditures with respect to its capital stock or warrants, options or other rights to acquire its capital stock or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of its capital stock or warrants, options or other rights to acquire its capital stock except from the proceeds of dividends permitted to be paid by Borrower to Guarantor pursuant to the Loan Agreement.

            9.6 Sale or Transfer of Assets. Sell, lease, assign, transfer or otherwise dispose of any Property (other than in the ordinary course of business) to any Person other than Borrower.

            9.7 Business Activities. Make or incur any Capital Expenditures, acquire any additional Property, enter into any leases or operating agreements other than those leases and operating agreements to which Guarantor is a party described on Exhibit 5.5.3 and 5.5.5 of the Loan Agreement, or engage in any business other than (i) the ownership of all of the issued and outstanding capital stock of Borrower, (ii) the transactions contemplated by such leases and operating agreement, including making payments required thereunder, (iii) providing to Borrower the benefit of such leases, (iv) the issuance of capital stock in connection with transactions permitted under the Loan Agreement and (v) other business activities reasonably incidental thereto.

            9.8 Transactions with Affiliates. Sell, lease, assign, transfer or otherwise dispose of any Property to any Affiliate other than Borrower, lease Property, render or receive services or purchase assets from any Affiliate other than Borrower, or otherwise enter into any contractual relationship with any Affiliate other than Borrower on terms which are less favorable to Guarantor than those otherwise reasonably attainable on an arm's length basis from a Person which is not one of its Affiliates.

            9.9 Investments, Loans. At any time purchase or otherwise acquire, hold or invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated "A" or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors, (iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above and (iv) investments in Borrower. All investments permitted pursuant to this Section 9.9 shall have a maturity not exceeding one year.

      10. Successors and Assigns. This Guaranty shall inure to the benefit of Agent, Lenders and their respective successors and assigns. This Guaranty shall be binding on Guarantor and its successors and assigns, and shall continue in full force and effect until all of Borrower's Obligations are paid and performed in full. Notwithstanding the foregoing, Guarantor may not assign all or any of its obligations hereunder.

      11. No Waiver of Rights. Neither any delay in exercising, nor any failure on the part of Agent or any Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Instruments shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

      12. Modification. The terms of this Guaranty may be waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lenders.

      13. Costs and Expenses. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Agent and/or any other Lender (including, without limitation, reasonable attorneys' fees and expenses) in enforcing Guarantor's Obligations.

      14. Jurisdiction. Guarantor hereby agrees that all actions or proceedings arising directly or indirectly out of this Guaranty or any of the other Loan Instruments to which it is a party shall be litigated in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona or, if Agent or any Lender initiates such action, in addition to the foregoing courts, any other court in which Agent or such Lender shall initiate or to which Agent or such Lender shall remove such action, to the extent such court has jurisdiction. Guarantor hereby expressly submits and consents in advance to jurisdiction in any action or proceeding commenced in or removed by Agent or any Lender in any of such courts, and hereby waives personal service of the summons and complaint, or other process or papers issued therein, and agrees that service of such summons and complaint or other process or papers may be mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed to Guarantor at the address to which notices are to be sent to Borrower set forth in the Loan Agreement. Guarantor waives any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should Guarantor, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the period of time prescribed by law after the mailing thereof, Guarantor shall be deemed in default and an order and/or judgment may be entered by Agent or any Lender against Guarantor as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Guarantor set forth in this section shall not be deemed to preclude the enforcement by Agent or any Lender of any judgment obtained in any other forum or the taking by Agent or any Lender of any action to enforce the same in any other appropriate jurisdiction.

      15. Applicable Law. This Guaranty shall be governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Arizona. For purposes of this section, this Guaranty shall be deemed to be performed and made in the State of Arizona.

      16. Waiver of Right to Jury Trial. Agent, Lenders and Guarantor acknowledge and agree that any controversy which may arise under this Guaranty or any of the other Loan Instruments, or with respect to the transactions contemplated thereby, would be based upon difficult and complex issues and therefore, Agent, Lenders and Guarantor agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

      17. Waiver of Rights Against Borrower. Notwithstanding anything to the contrary which may be contained herein, Guarantor hereby unconditionally and irrevocably agrees that Guarantor (i) will not at any time assert against Borrower (or such Borrower's estate if such Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay to Agent or any Lender, including, without limitation, Guarantor's Obligations and any and all other obligations which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty, and (ii) waives and releases all such rights and claims, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment which Guarantor may have now or at any time against Borrower (or Borrower's estate if Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America). Guarantor further unconditionally and irrevocably agrees that Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and waives any defense based upon an election of remedies by Lenders, which destroys or otherwise impairs any subrogation rights of Guarantor and/or the right of Guarantor to proceed against Borrower for reimbursement.

      18. Time of Essence. Time is of the essence in the performance by Guarantor of the obligations under this Guaranty.

      19. No Joinder. Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower in such action.

      22. Severability. In the event that any provision of this Guaranty is deemed to be invalid by reason of the operation of any law, including, but not limited to, any of the rules and regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court or the FCC or any other Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Guaranty shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Guaranty.

      23. Financial Statements. Upon request by Agent, Guarantor agrees promptly to deliver any and all financial statements of Guarantor and other documents relating to Guarantor's Property as Agent may reasonably request.

      24. Security. Guarantor's Obligations are secured in accordance with the terms of the other Loan Instruments to which Guarantor is a party.

      25. Release of Guaranty. This Guaranty shall be released, Guarantor's Obligations shall be deemed to have been satisfied and performed in full, and the Liens granted by Guarantor to Agent pursuant to the Paging Partners Assignment of Leases and the Paging Partners Security Agreement shall be released, promptly after delivery by Guarantor to Agent of evidence reasonably satisfactory to Agent that (i) all right, title and interest of Guarantor under the leases and agreement described on Schedule A hereto (except to the extent Guarantor is no longer a party to such lease or agreement as a result of its being canceled or terminated or the premises subject thereto being surrendered as permitted under the Loan Instruments and excluding those leases and agreements which are not necessary to the operations of the Paging Business) have been validly assigned to and assumed by Borrower, (ii) Borrower has obtained all consents of all Persons whose consent is required, as reasonably determined by Agent, in connection with such assignments and assumptions and
(iii) the consent by the FCC to the transactions effected by the Paging Partners Merger (other than pro forma assignments or transfers incidental to the Paging Partners Merger) has become final and is no longer subject to administrative or judicial reconsideration, review or appeal. In connection with such releases, Agent shall execute UCC-3 financing statements and such other documents as are necessary to release Agent's (or Lender's) security interests, at Guarantor's expense.

                [remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                    AQUIS COMMUNICATIONS GROUP, INC., a
                                    Delaware corporation

                                    By: /s/ D. Brian Plunkett
                                        -----------------------------------
                                        D. Brian Plunkett
                                        Chief Financial Officer

                                    Exhibit A

                               Excluded Agreements